© 2010 Northern Trust Corporation
Service Expertise Integrity
William L. Morrison
Executive Vice President
& Chief Financial Officer
Barclays Global Financial Services Conference
The Sheraton New York Hotel & Towers
New York, New York
September 14, 2010
Northern Trust
Corporation
Exhibit 99.1

Integrity Expertise Service

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2009 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

Integrity Expertise Service 3 Agenda Northern Trust Corporation Excellent Strategic Positioning Uncompromised Financial Strength

© 2010 Northern Trust Corporation Service Expertise Integrity Excellent Strategic Positioning

Integrity Expertise Service

PERSONAL
FINANCIAL
SERVICES
CORPORATE &
INSTITUTIONAL
SERVICES
CLIENTS
INTEGRATED OPERATIONS AND TECHNOLOGY PLATFORM
Asset
Servicing
Asset
Management
$3.6T Assets
Under Custody
$603B Assets
Under
Management
Client Centric, Highly Focused Business Model
Founded in 1889, Northern Trust Corporation is a global leader in asset management and asset servicing for institutional and personal clients.
O&T: Integrated global
operating platform
Serving personal and
institutional clients
$1.3 billion in technology
spending, 2007-2009
PFS:  Leading advisor to affluent market
$142 billion AUM
$328 billion AUC
C&IS:  Leading global custodian
$3.2 trillion AUC
$461 billion AUM
NTGI:  Leading asset manager for
personal & institutional clients
$603 billion AUM
As of June 30, 2010

Integrity Expertise Service

Client Centric, Highly Focused Business Model
Outstanding client base
Strong and supportive
demographic trends
Continued globalization
fueling international growth
Excellent strategic
positioning
Attractive profitability
dynamics
The strategic businesses that Northern Trust has focused on – consistently for many years –
continue to offer compelling and attractive growth opportunities
PERSONAL
FINANCIAL
SERVICES
CORPORATE &
INSTITUTIONAL
SERVICES
INTEGRATED OPERATIONS AND TECHNOLOGY PLATFORM
Asset
Servicing
$3.6T Assets
Under Custody
Asset
Management
$603B Assets
Under
Management
As of June 30, 2010
CLIENTS

Integrity Expertise Service

CAGR 8%
S&P 500 CAGR -3%
CAGR 9%
S&P 500 CAGR -3%
EAFE CAGR -5%
CAGR 4%
S&P 500 CAGR -3%
CAGR 8%
S&P 500 CAGR -3%
C&IS
PFS
Assets Under Custody $BN
Assets Under Management  $BN
Strong Asset Accumulation Across the “Lost” Decade

© 2010 Northern Trust Corporation Service Expertise Integrity Personal Financial Services

Integrity Expertise Service

Best-in-Class Performance
– BusinessWeek (April 2009)
Best Private Bank in North America…
For Family Office Services
For Trust Services
For Inheritance and
Succession Planning
– Euromoney Magazine (February 2010)
Best Private Bank in North America
– Financial Times Group (November 2009)
Ranked among the Top 10
Wealth Managers
– Barron’s (September 2009)
Serving More than 20% of Forbes 400
Most Affluent Americans
– Forbes (September 2009)
PRIVATE
CLIENT
WEALTH
ADVISORY
WEALTH
MANAGEMENT
FOUNDATIONS
AND
INSTITUTIONS
Personal Financial Services
An Integrated Approach to Wealth Management

Integrity Expertise Service

Personal Financial Services
Extensive Reach in Attractive Target Market
Network of PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Arizona
(6)
Florida
(25)
Illinois
(15)
Illinois
(15)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(10)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
Massachusetts (1)
Missouri
(1)
Missouri
(1)

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Overview
Serving the world’s wealthiest families.
Bermuda
Canada
France
Germany
Greece
Ireland
Israel
Italy
Luxembourg
Mexico
Client Locations
Personal Financial Services
Spotlight: Industry Leading Wealth Management Group
Monaco
Netherlands
Portugal
Saudi Arabia
South Africa
Switzerland
Turkey
United Kingdom
USA
~400 family relationships in 19 countries
Average relationship size: ~$500 million
20% of Forbes 400 Richest Americans
WMG AUC CAGR 1999-2Q10 = 13%
S&P 500 CAGR 1999-2Q10 = -3%
S&P 500
Assets Under Custody
($ Billions)

Integrity Expertise Service 12 PFS Assets Under Management ($ Billion) Personal Financial Services Growth in Client Assets Exceeds the Markets CAGR 5% S&P 500 CAGR -3%

© 2010 Northern Trust Corporation Service Expertise Integrity Corporate & Institutional Services

Integrity Expertise Service

Corporate & Institutional Services
A Worldwide Leader in the Institutional Marketplace
Fund accounting
Fund administration
Transfer agency
Corporate secretarial
Trustee
Investment operations
outsourcing
Safekeeping
Settlement
Derivatives processing
Income collection
Corporate actions
Tax reclamation
Active
Index
Investment outsourcing
Liability driven investing
Manager of managers
Hedge funds
Private equity
Transition management
Investment accounting
Reporting and valuation
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Data warehouse
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Commission management
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

Integrity Expertise Service

Europe,
Middle East,
and Africa
The
Americas
Asia Pacific
Serving clients locally and capitalizing on global opportunities.
Corporate & Institutional Services
Positioned Globally for Growth
18 Locations
Worldwide
Trade Settlement
in 90+ Markets
Clients in
~40 Countries
58% of C&IS AUC
Is Global
~33% of Staff
Is Outside U.S.

Integrity Expertise Service

Sources: Pensions and Investments 8 February 2010 (all US Pensions), P&I 28 December 2009 (Investment Managers); Money Market
Directory 2010 (Endowments and Healthcare Funds), Foundation Center 2010 (Foundations); Pension Funds Online, 2009 (UK Pension
Funds);  AsianInvestor, May 2008 (Asian Investors); A.M. Best Insurance Reports 2009 (Insurance); Investments & Pensions Europe Top
1000 Pension Funds, Sepember 2009 (Dutch and Nordics); and Benefits Canada Top 100 Pension Funds, June 2009.
Fund Administration
Serves 25% of the Top 200 Asset
Managers in the world
A leading provider of Offshore Private
Equity Fund Administration services
in Europe
One of the largest Fund
Administrators in Ireland and
Guernsey
Pension Plans
100 U.S. Corporate Plans 45%
200 U.S. Funds 47%
200 U.K. Funds 32%
Northern
Serves Of the Top
Public Funds / Taft-Hartley /
Insurance
Northern
Serves
Of the Top
25 Taft-Hartley Funds 40%
100 U.S. Public Funds 31%
100 U.S. Life Ins/Health Cos 49%
Foundations, Endowments,
and Healthcare
50 U.S. Foundations 26%
50 U.S. Endowments 28%
50 U.S. Healthcare Funds 36%
Northern
Serves
Of the Top
Corporate & Institutional Services
Strong Presence in Target Institutional Segments

Integrity Expertise Service

Corporate & Institutional Services
Winning in the Marketplace
GB£750m mandate from London Borough of Wandsworth
(9/8/10)
Global custody and investment accounting for pension fund assets
GB£2bn mandate from Babcock Group
(7/28/10)
Global custody, investment accounting and performance measurement for pension fund assets
Western Provident Association (WPA) Asia investment mandate
(7/20/10)
Global custody and investment accounting services for the private health insurer’s Asian equities
GBP£1.1bn mandate from Beazley plc
(6/7/10)
Global custody and investment accounting services for the specialist insurer
$3bn Correspondent Trust Services mandate for 1
st
Source Bank
(5/3/10)
Full-service domestic custody, transaction settlement, and income collection, among other services
KLP global custody and depositary bank mandate
(4/29/10)
Custody and depositary services for assets managed on behalf of KLP’s funds and insurance businesses
Vontobel Asset Management cross-border pooling solution
(4/13/10)
Global custody, fund administration, investor-level tax services and management company services
West Sussex Pension Fund GBP£1.5bn mandate
(4/8/10)
Custody and investment accounting services for pension fund assets

Integrity Expertise Service 18 Global Custody Assets ($ Trillion) CAGR 13% S&P 500 CAGR -3% EAFE CAGR -1% Corporate & Institutional Services Global Custody Asset Growth Exceeds the Markets

© 2010 Northern Trust Corporation Service Expertise Integrity Northern Trust Global Investments

Integrity Expertise Service

Northern Trust Global Investments
Client Focused, Diversified Investment Manager
A Diversified Asset Manager
$304 Billion
(51%)
Active
$254 Billion
(42%)
Index
$32 Billion
(5%)
Manager
of Managers
Across Asset Classes Across Client Segments
$461 Billion
Institutional
$142 Billion
Personal
Across Styles
Equities
$241 Billion
(40%)
Fixed Income
$127 Billion
(21%)
Short
Duration
$220 Billion
(36%)
Other
$15 Billion
(3%)
Assets Under Management: $603.0 Billion
Other
$13 BN
(2%)
As of June 30, 2010

Integrity Expertise Service

Northern Trust Global Investments
Asset Management for Institutional Clients
Passive
(Equity & Fixed Income)
53%
Securities
Lending
Collateral
24%
Short
Duration
15%
Other  3%
Manager of
Managers
5%
Multi-faceted role as custodian, transition manager, liquidity manager, beta provider, alpha identifier, and program manager.
C&IS Assets Under Management:
$461 Billion
As of June 30, 2010

Integrity Expertise Service

Northern Trust Global Investments
Asset Management for Personal Clients
Assets Under Management
PFS excluding Wealth Management
$112 Billion
Assets Under Management
PFS Wealth Management Group
$30 Billion
Equities
36%
Fixed
Income
37%
Short
Duration
19%
Other
8%
Equities
20%
Fixed
Income
29%
Short
Duration
43%
Other
8%
Preeminent investment manager for
high net worth individuals and families.
As of June 30, 2010

Integrity Expertise Service

Northern Trust Global Investments
Strong Asset Management Industry Positioning
11
th
Largest Manager of Worldwide Institutional Assets
Pensions & Investments (2010)
2
nd
Largest Passive International Indexed Securities Manager
Pensions & Investments (2010)
Best Money Market Fund – North America
Treasury Management International (2009)
Investment Management Firm of the Year
ACQ Finance Magazine (2009)

© 2010 Northern Trust Corporation Service Expertise Integrity Uncompromised Financial Strength

Integrity Expertise Service

All data is as of 6/30/10 and for the quarter then ended.
NPAs = Nonperforming Assets.  NCOs = Net Charge-offs
$28 Billion Loan Portfolio
$ Billion
Loan Quality Better
than Industry Averages
Northern Trust
Top 20 Peer Avg.
Relationship Based, Conservative Lending Strategy
Diversified and High Quality Loan Portfolio

Integrity Expertise Service

$19.8 Billion Securities Portfolio
U.S. Government /
Government
Sponsored Agency:
$12.0B (61%)
Auction Rate Securities: $0.3B (2%)
Other: $1.8B (9%)
Asset-Backed: $2.0B (10%)
Well diversified
89% rated triple-A
Subprime asset-backed total
<1% of total portfolio
Corporate Debt: $3.0B (15%)
$2.8B or 93% rated triple-A
Municipals: $0.7B (3%)
High Quality Securities Portfolio
As of June 30, 2010
87% of portfolio composed of U.S. Treasury, government
sponsored agency and triple-A rated securities
Total net pretax unrealized losses of only $2 million

Integrity Expertise Service

Tier 1 Capital 12.6% 13.7% 6.0%
Total Risk-Based 15.0% 15.9% 10.0%
Leverage 8.6% 9.2% 5.0%
Tier 1 Common Equity 12.1% 13.2% -
Tangible Common Equity 7.6% 7.8% -
Common Equity
($ Billion)
CAGR: +12%
“Well
Capitalized”
Capital Ratios
6/30/09
6/30/10
Guideline
Outstanding Capital Strength

Integrity Expertise Service

Credit crisis has pressured
net interest margin due to
extremely low short-term
interest rates.
Net interest margin in 1H
2010 of 1.46% well below
2003 – 2008 average of
1.74%.
Net Interest Income
Net Interest Income $MM
Avg Fed Funds Rate
Impact of the Low Interest Rate Environment

Integrity Expertise Service

Extremely low short term
interest rates have resulted in
waived fees in money market
mutual funds, which equaled
$36 million in 1H 2010
Trust, Investment and
Other Servicing Fees
Credit crisis has pressured
net interest margin due to
extremely low short-term
interest rates
Net interest margin in 1H
2010 of 1.46% well below
2003 – 2008 average of
1.74%
Net Interest Income
Net Interest Income $MM
Avg Fed Funds Rate
Impact of the Low Interest Rate Environment

Integrity Expertise Service

*Excludes impact of mark-to-market fund
Extremely low short term
interest rates have resulted in
waived fees in money market
mutual funds, which equaled
$36 million in 1H 2010
Securities Lending
Fee Income
Credit crisis has pressured
net interest margin due to
extremely low short-term
interest rates
Net interest margin in 1H
2010 of 1.46% well below
2003 – 2008 average of
1.74%
Credit crisis caused spread
widening from 2H2007 through
1H2009 when compared with
historical averages
The low interest rate environment
and more conservative investment
guidelines have compressed fee
realization in 2010
Securities Lending Fees* $MM
SL Avg Collateral
Trust, Investment and
Other Servicing Fees
Net Interest Income
Net Interest Income $MM
Avg Fed Funds Rate
Impact of the Low Interest Rate Environment

© 2010 Northern Trust Corporation Service Expertise Integrity Concluding Thoughts

Integrity Expertise Service

Focused on Service, Expertise & Integrity for More than 120 Years
Leadership positions in client-focused business segments
Attractive market and geographic growth opportunities
Comprehensive product capabilities
Distinctive balance sheet and capital strength
Invested, experienced and stable management team
Proven record of managing the business for long-term
growth and profitability
Long-Term Success Due to Our Enduring Strategies:
1889 Today

© 2010 Northern Trust Corporation
Service Expertise Integrity
William L. Morrison
Executive Vice President
& Chief Financial Officer
Barclays Global Financial Services Conference
Northern Trust
Corporation
Questions?